UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: May 19, 2011

(Date of earliest event reported)

NAUTILUS, INC.

(Exact name of registrant as specified in its charter)

Washington	001-31321	94-3002667
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16400 SE Nautilus Drive

Vancouver, Washington 98683

(Address of principal executive offices and zip code)

(360) 859-2900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NAUTILUS, INC.

FORM 8-K

Item 5.07	Submission of Matters to a Vote of Security Holders

The annual meeting of shareholders of Nautilus, Inc. was held on May 19, 2011, at which the following actions were taken:

1. The shareholders elected a six-person Board of Directors. The six directors elected, together with the voting results for such directors, were as follows:

Name	For	Withheld	Broker Non-Votes
Edward J. Bramson	16,823,784	171,967	10,507,201
Ronald P. Badie	16,825,627	170,124	10,507,201
Richard A. Horn	16,819,730	176,021	10,507,201
M. Carl Johnson, III	16,829,524	166,227	10,507,201
Craig L. McKibben	16,823,002	172,749	10,507,201
Marvin G. Siegert	16,829,524	166,227	10,507,201

2. The shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s registered independent public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2011. The voting results were as follows:

	For	Against	Abstain
Deloitte & Touche LLP	27,238,387	239,236	25,329

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAUTILUS, INC.
(Registrant)

May 20, 2011	By:	/s/ Wayne M. Bolio
Wayne M. Bolio
Senior Vice President, Law and General Counsel

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